EXHIBIT 99.1
                                 ------------

              Computational Materials filed on October 20, 2004.

                             UBS Investment Bank
                           Fixed Bid Stratification
                             RAST-A9 Prelim 10/07
                                  SILENT 2ND
==============================================================================


------------------------------------------------------------------------------
Pool Summary              COUNT              UPB           %     LTV    Fico
------------------------------------------------------------------------------
Non-Conforming               70    $32,291,502.36    100.00%      75     711
------------------------------------------------------------------------------
Total:                       70    $32,291,502.36    100.00%      75     711
------------------------------------------------------------------------------
Adjusted Balance:   $32,291,502.36
Data as of Date:        2004-10-07
AVG UPB:               $461,307.18
GROSS WAC:                  6.3090%
NET WAC:                     6.059%
% SF/PUD:                    80.94%
% FULL/ALT:                  27.87%
% CASHOUT:                   22.02%
% BUYDOWN:                    0.00%
% LTV > 80 NO MI:             0.00%
WA LTV:                      74.57%
% FICO > 679:                77.40%
% NO FICO:                    0.00%
WA FICO:                       711
% FIRST LIEN:               100.00%
% PREPAY PENALTY:            15.45%
CALIFORNIA %:                54.80%
Latest Maturity Date:     20341101
Loans with Prepay
 Penalties:                  15.45%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Product Type          COUNT              UPB           %         LTV      Fico
------------------------------------------------------------------------------
30 YR FXD                70   $32,291,502.36     100.00%          75       711
------------------------------------------------------------------------------
Total:                   70   $32,291,502.36     100.00%          75       711
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Original Balance             COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
$300,000.01 - $350,000.00        6   $ 2,024,855.15     6.27%       69    721
$350,000.01 - $400,000.00       20     7,389,404.82    22.88        74    698
$400,000.01 - $450,000.00        8     3,384,602.09    10.48        71    715
$450,000.01 - $500,000.00       14     6,675,574.36    20.67        78    705
$500,000.01 - $550,000.00       10     5,223,602.21    16.18        78    730
$550,000.01 - $600,000.00        5     2,834,078.97     8.78        70    694
$600,000.01 - $650,000.00        5     3,064,428.82     9.49        72    715
$650,000.01 - $700,000.00        1       696,000.00     2.16        80    676
$950,000.01 - $1,000,000.00      1       998,955.94     3.09        78    767
------------------------------------------------------------------------------
Total:                          70   $32,291,502.36   100.00%       75    711
------------------------------------------------------------------------------
Minimum: $336,000.00
Maximum: $1,000,000.00
Average: $466,192.87
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Unpaid Balance               COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
$300,000.01 - $350,000.00        9    $3,063,843.89     9.49%       73    709
$350,000.01 - $400,000.00       17     6,350,416.08     19.67       73    700
$400,000.01 - $450,000.00        8     3,384,602.09     10.48       71    715
$450,000.01 - $500,000.00       14     6,675,574.36     20.67       78    705
$500,000.01 - $550,000.00       11     5,768,849.81     17.86       77    734
$550,000.01 - $600,000.00        5     2,834,078.97      8.78       70    694
$600,000.01 - $650,000.00        4     2,519,181.22      7.80       72    701
$650,000.01 - $700,000.00        1       696,000.00      2.16       80    676
$950,000.01 - $1,000,000.00      1       998,955.94      3.09       78    767
------------------------------------------------------------------------------
Total:                          70   $32,291,502.36   100.00%       75    711
------------------------------------------------------------------------------
Minimum: $334,648.61
Maximum: $998,955.94
Average: $461,307.18
------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

                             UBS Investment Bank
                           Fixed Bid Stratification
                             RAST-A9 Prelim 10/07
                                  SILENT 2ND
==============================================================================


------------------------------------------------------------------------------
Gross Rate                   COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
5.501% - 5.750%                  2    $1,494,955.94     4.63%       79    736
5.751% - 6.000%                 11     5,033,342.90     15.59       67    721
6.001% - 6.250%                 25    11,555,563.47     35.79       74    707
6.251% - 6.500%                 19     8,505,541.02     26.34       77    710
6.501% - 6.750%                  6     2,547,092.24      7.89       79    709
6.751% - 7.000%                  6     2,748,006.79      8.51       80    711
7.001% - 7.250%                  1       407,000.00      1.26       70    644
------------------------------------------------------------------------------
Total:                          70   $32,291,502.36   100.00%       75    711
------------------------------------------------------------------------------
Minimum: 5.750%
Maximum: 7.125%
Weighted Average: 6.309%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net Rate                     COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
5.251% - 5.500%                  2    $1,494,955.94     4.63%       79    736
5.501% - 5.750%                 11     5,033,342.90     15.59       67    721
5.751% - 6.000%                 25    11,555,563.47     35.79       74    707
6.001% - 6.250%                 19     8,505,541.02     26.34       77    710
6.251% - 6.500%                  6     2,547,092.24      7.89       79    709
6.501% - 6.750%                  6     2,748,006.79      8.51       80    711
6.751% - 7.000%                  1       407,000.00      1.26       70    644
------------------------------------------------------------------------------
Total:                          70   $32,291,502.36   100.00%       75    711
------------------------------------------------------------------------------
Minimum: 5.500%
Maximum: 6.875%
Weighted Average: 6.059%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Original Term to Maturity    COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
360 - 360                       70   $32,291,502.36   100.00%       75    711
------------------------------------------------------------------------------
Total:                          70   $32,291,502.36   100.00%       75    711
------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Remaining Term to Stated
Maturity                     COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
301 - 359                       48   $22,388,452.36    69.33%       73    720
360 - 360                       22     9,903,050.00     30.67       77    691
------------------------------------------------------------------------------
Total:                          70   $32,291,502.36   100.00%       75    711
------------------------------------------------------------------------------
Minimum:         326
Maximum:         360
Weighted Average: 352
------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

                             UBS Investment Bank
                           Fixed Bid Stratification
                             RAST-A9 Prelim 10/07
                                  SILENT 2ND
==============================================================================


------------------------------------------------------------------------------
Seasoning                    COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
<= 0                            22    $9,903,050.00    30.67%       77    691
1 - 1                            9     5,091,229.29     15.77       77    748
2 - 2                            6     2,623,203.18      8.12       79    732
3 - 3                            2     1,023,000.00      3.17       69    711
5 - 5                            1       440,281.10      1.36       80    688
6 - 6                            1       486,040.72      1.51       80    694
7 - 12                          11     4,653,431.19     14.41       75    711
13 - 24                         10     4,652,717.13     14.41       70    695
25 - 36                          8     3,418,549.75     10.59       65    722
------------------------------------------------------------------------------
Total:                          70   $32,291,502.36   100.00%       75    711
------------------------------------------------------------------------------
Minimum:                         0
Maximum:                        34
Weighted Average:                8
------------------------------------------------------------------------------


------------------------------------------------------------------------------
FICO Scores                  COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
620 - 629                        1      $377,115.77     1.17%       71    628
630 - 639                        1       363,325.29      1.13       54    639
640 - 649                        5     2,161,325.43      6.69       77    645
650 - 659                        2     1,156,000.00      3.58       75    655
660 - 669                        4     1,672,005.81      5.18       79    664
670 - 679                        3     1,566,852.49      4.85       80    674
680 - 689                        7     3,539,236.21     10.96       69    684
690 - 699                        8     3,620,551.19     11.21       71    694
700 - 709                        3     1,186,654.81      3.67       79    702
710 - 719                        6     2,524,491.14      7.82       77    714
720 - 729                        6     2,390,348.17      7.40       70    723
730 - 739                        4     1,840,952.92      5.70       77    735
740 - 749                        6     2,713,056.58      8.40       74    744
750 - 759                        4     1,852,530.36      5.74       73    753
760 - 769                        4     2,483,689.44      7.69       79    764
770 - 779                        6     2,843,366.75      8.81       77    776
------------------------------------------------------------------------------
Total:                          70   $32,291,502.36   100.00%       75    711
------------------------------------------------------------------------------
Minimum:                       628
Maximum:                       778
Weighted Average:              711
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Loan To Value Ratio          COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
25.001% - 30.000%                1      $375,611.56     1.16%       28    690
50.001% - 55.000%                3     1,035,075.63      3.21       51    704
55.001% - 60.000%                2       823,246.62      2.55       56    739
60.001% - 65.000%                6     3,059,657.95      9.48       63    687
65.001% - 70.000%                4     1,972,327.03      6.11       68    689
70.001% - 75.000%                7     3,418,173.07     10.59       72    716
75.001% - 80.000%               46    21,137,454.69     65.46       80    716
85.001% - 90.000%                1       469,955.81      1.46       90    661
------------------------------------------------------------------------------
Total:                          70   $32,291,502.36   100.00%       75    711
------------------------------------------------------------------------------
Minimum:                     27.86%
Maximum:                     90.00%
Weighted Average:            74.57%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

                             UBS Investment Bank
                           Fixed Bid Stratification
                             RAST-A9 Prelim 10/07
                                  SILENT 2ND
==============================================================================

------------------------------------------------------------------------------
Geographic Concentration     COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
California                      36   $17,696,867.89    54.80%       74    715
New York                        17     7,432,063.99     23.02       75    702
Virginia                         4     1,590,531.10      4.93       79    695
Maryland                         2     1,049,800.00      3.25       76    704
Florida                          2       982,627.80      3.04       70    678
Connecticut                      2       749,598.72      2.32       75    720
New Jersey                       2       724,919.60      2.24       75    672
Pennsylvania                     1       545,247.60      1.69       72    776
Illinois                         1       448,000.00      1.39       80    748
Arizona                          1       399,292.24      1.24       78    751
Colorado                         1       337,904.81      1.05       80    702
Georgia                          1       334,648.61      1.04       51    748
------------------------------------------------------------------------------
Total:                          70   $32,291,502.36   100.00%       75    711
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Loan Purpose                 COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
Purchase                        41   $19,050,672.33    59.00%       78    719
Cash Out Refi                   16     7,110,561.95     22.02       69    695
Construction to Perm            13     6,130,268.08     18.98       69    702
------------------------------------------------------------------------------
Total:                          70   $32,291,502.36   100.00%       75    711
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Document Type                COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
Reduced                         46   $21,099,836.40    65.34%       75    705
Full                            19     9,001,170.28     27.87       76    725
No Ratio                         3     1,228,471.61      3.80       66    712
No Doc                           2       962,024.07      2.98       70    697
------------------------------------------------------------------------------
Total:                          70   $32,291,502.36   100.00%       75    711
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Property Type                COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
Single Family                   51   $21,981,373.34    68.07%       74    709
Pud                              8     4,155,603.10     12.87       74    692
Two Family                       6     3,039,817.06      9.41       79    712
Low Rise Condo (2-4 floors)      2     1,514,955.94      4.69       79    770
Townhouse                        2     1,055,752.92      3.27       75    742
Three Family                     1       544,000.00      1.68       80    697
------------------------------------------------------------------------------
Total:                          70   $32,291,502.36   100.00%       75    711
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Occupancy                    COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
Owner Occupied                  69   $31,892,210.12    98.76%       75    710
Second Home                      1       399,292.24      1.24       78    751
------------------------------------------------------------------------------
Total:                          70   $32,291,502.36   100.00%       75    711
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Prepayment Penalty (Months)  COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
0.000                           59   $27,301,305.72    84.55%       75    709
36.000                          11     4,990,196.64     15.45       71    722
------------------------------------------------------------------------------
Total:                          70   $32,291,502.36   100.00%       75    711
------------------------------------------------------------------------------
wa Term: 5.563
------------------------------------------------------------------------------

------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

                             UBS Investment Bank
                           Fixed Bid Stratification
                             RAST-A9 Prelim 10/07
                                  SILENT 2ND
==============================================================================


------------------------------------------------------------------------------
Mortgage Ins.                COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
PMI Mortgage Insurance           1      $469,955.81     1.46%       90    661
LTV <=80                        69    31,821,546.55     98.54       74    711
------------------------------------------------------------------------------
Total:                          70   $32,291,502.36   100.00%       75    711
------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
------------------------------------------------------------------------------





------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

                              UBS Investment Bank
                           Fixed Bid Stratification
                             RAST-A9 Prelim 10/07
                                 Interset Only
==============================================================================


------------------------------------------------------------------------------
Pool Summary                 COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
Non-Conforming                   2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
Total:                           2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
Adjusted Balance: $1,113,000.00
Data as of Date: 2004-10-07
AVG UPB: $556,500.00
GROSS WAC: 6.4396%
NET WAC: 6.190%
% SF/PUD: 100.00%
% FULL/ALT: 0.00%
% CASHOUT: 51.66%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 67.41%
% FICO > 679: 100.00%
% NO FICO: 0.00%
WA FICO: 701
% FIRST LIEN: 100.00%
% PREPAY PENALTY:  51.66%
CALIFORNIA %: 100.00%
Latest Maturity Date: 20340901
Loans with Prepay Penalties:  51.66%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Product Type                 COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
15 YR FXD                        1      $538,000.00    48.34%       74    721
30 YR FXD                        1       575,000.00     51.66       61    683
------------------------------------------------------------------------------
Total:                           2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Original Balance             COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
$500,000.01 - $550,000.00        1      $538,000.00    48.34%       74    721
$550,000.01 - $600,000.00        1       575,000.00     51.66       61    683
------------------------------------------------------------------------------
Total:                           2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
Minimum: $538,000.00
Maximum: $575,000.00
Average: $556,500.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Unpaid Balance               COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
$500,000.01 - $550,000.00        1      $538,000.00    48.34%       74    721
$550,000.01 - $600,000.00        1       575,000.00     51.66       61    683
------------------------------------------------------------------------------
Total:                           2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
Minimum: $538,000.00
Maximum: $575,000.00
Average: $556,500.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Gross Rate                   COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
6.251% - 6.500%                  2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
Total:                           2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
Minimum: 6.375%
Maximum: 6.500%
Weighted Average: 6.440%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

                              UBS Investment Bank
                           Fixed Bid Stratification
                             RAST-A9 Prelim 10/07
                                 Interset Only
==============================================================================


------------------------------------------------------------------------------
Net Rate                     COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
6.001% - 6.250%                  2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
Total:                           2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
Minimum:  6.125%
Maximum:  6.250%
Weighted Average: 6.190%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Original Term to Maturity    COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
360 - 360                        2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
Total:                           2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
Minimum:  360
Maximum:  360
Weighted Average: 360
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Remaining Term to
Stated Maturity              COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
301 - 359                        2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
Total:                           2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
Minimum:  357
Maximum:  359
Weighted Average: 358
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Seasoning                    COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
1 - 1                            1      $538,000.00    48.34%       74    721
3 - 3                            1       575,000.00     51.66       61    683
------------------------------------------------------------------------------
Total:                           2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
Minimum:  1
Maximum:  3
Weighted Average: 2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
FICO Scores                  COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
680 - 689                        1      $575,000.00    51.66%       61    683
720 - 729                        1       538,000.00     48.34       74    721
------------------------------------------------------------------------------
Total:                           2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
Minimum:  683
Maximum:  721
Weighted Average: 701
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Loan To Value Ratio          COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
60.001% - 65.000%                1      $575,000.00    51.66%       61    683
70.001% - 75.000%                1       538,000.00     48.34       74    721
------------------------------------------------------------------------------
Total:                           2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
Minimum:  61.04%
Maximum:  74.21%
Weighted Average: 67.41%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

                              UBS Investment Bank
                           Fixed Bid Stratification
                             RAST-A9 Prelim 10/07
                                 Interset Only
==============================================================================


------------------------------------------------------------------------------
Geographic Concentration     COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
California                       2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
Total:                           2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Loan Purpose                 COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
Cash Out Refi                    1      $575,000.00    51.66%       61    683
Construction to Perm             1       538,000.00     48.34       74    721
------------------------------------------------------------------------------
Total:                           2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Document Type                COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
Reduced                          2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
Total:                           2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Property Type                COUNT              UPB        %       LTV   Fico
------------------------------------------------------------------------------
Single Family                    2    $1,113,000.00  100.00%        67    701
------------------------------------------------------------------------------
Total:                           2    $1,113,000.00  100.00%        67    701
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Occupancy                    COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
Owner Occupied                   2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
Total:                           2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Prepayment Penalty (Months)  COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
0.000                            1      $538,000.00    48.34%       74    721
36.000                           1       575,000.00     51.66       61    683
------------------------------------------------------------------------------
Total:                           2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
wa Term: 18.598
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Mortgage Ins.                COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
LTV <=80                         2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
Total:                           2    $1,113,000.00   100.00%       67    701
------------------------------------------------------------------------------
% LTV > 80 NO MI:  0.00%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

                              UBS Investment Bank
                           Fixed Bid Stratification
                             RAST-A9 Prelim 10/07
                                  All records
==============================================================================


------------------------------------------------------------------------------
Pool Summary                 COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
Conforming                      57   $11,301,479.59     5.40%       49    700
Non-Conforming                 402   197,887,709.58     94.60       71    707
------------------------------------------------------------------------------
Total:                         459  $209,189,189.17   100.00%       70    707
------------------------------------------------------------------------------
Adjusted Balance: $209,189,189.17
Data as of Date: 2004-10-07
AVG UPB: $455,749.87
GROSS WAC: 6.2600%
NET WAC: 6.010%
% SF/PUD: 89.12%
% FULL/ALT: 31.62%
% CASHOUT: 34.22%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 70.00%
% FICO > 679: 68.75%
% NO FICO: 0.11%
WA FICO: 707
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 14.59%
CALIFORNIA %: 56.31%
Latest Maturity Date: 20341101
Loans with Prepay Penalties:    14.59%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Product Type                 COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
15 YR FXD                        1      $538,000.00     0.26%       74    721
30 YR FXD                      458   208,651,189.17     99.74       70    707
------------------------------------------------------------------------------
Total:                         459  $209,189,189.17   100.00%       70    707
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Original Balance             COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
$100,000.01 - $150,000.00       13    $1,701,907.56     0.81%       41    693
$150,000.01 - $200,000.00       26     4,605,117.93      2.20       48    702
$200,000.01 - $250,000.00        5     1,086,563.69      0.52       53    701
$250,000.01 - $300,000.00        8     2,248,482.00      1.07       53    678
$300,000.01 - $350,000.00       41    13,798,705.79      6.60       70    703
$350,000.01 - $400,000.00      109    40,648,291.49     19.43       73    700
$400,000.01 - $450,000.00       60    25,440,285.35     12.16       71    714
$450,000.01 - $500,000.00       59    27,950,945.91     13.36       75    707
$500,000.01 - $550,000.00       38    19,848,620.37      9.49       73    717
$550,000.01 - $600,000.00       24    13,665,631.10      6.53       72    712
$600,000.01 - $650,000.00       28    17,293,645.33      8.27       67    718
$650,000.01 - $700,000.00       10     6,840,878.05      3.27       70    687
$700,000.01 - $750,000.00        6     4,335,572.09      2.07       74    690
$750,000.01 - $800,000.00        9     6,915,585.20      3.31       63    697
$800,000.01 - $850,000.00        6     4,934,453.90      2.36       66    718
$850,000.01 - $900,000.00        2     1,735,654.48      0.83       77    672
$950,000.01 - $1,000,000.00      9     8,749,253.07      4.18       63    712
$1,000,000.01 >=                 6     7,389,595.86      3.53       68    717
------------------------------------------------------------------------------
Total:                         459  $209,189,189.17   100.00%       70    707
------------------------------------------------------------------------------
Minimum: $110,000.00
Maximum: $1,450,000.00
Average: $461,202.45
------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

                              UBS Investment Bank
                           Fixed Bid Stratification
                             RAST-A9 Prelim 10/07
                                  All records
==============================================================================


------------------------------------------------------------------------------
Unpaid Balance               COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
$100,000.01 - $150,000.00       13    $1,701,907.56     0.81%       41    693
$150,000.01 - $200,000.00       26     4,605,117.93      2.20       48    702
$200,000.01 - $250,000.00        7     1,558,439.04      0.74       63    709
$250,000.01 - $300,000.00        8     2,248,482.00      1.07       53    678
$300,000.01 - $350,000.00       46    15,638,703.29      7.48       70    700
$350,000.01 - $400,000.00      104    38,960,243.96     18.62       72    701
$400,000.01 - $450,000.00       62    26,388,810.55     12.61       72    713
$450,000.01 - $500,000.00       58    27,613,122.81     13.20       75    708
$500,000.01 - $550,000.00       39    20,488,474.38      9.79       73    721
$550,000.01 - $600,000.00       24    13,761,289.93      6.58       72    706
$600,000.01 - $650,000.00       24    15,323,605.07      7.33       67    716
$650,000.01 - $700,000.00       12     8,237,894.39      3.94       70    688
$700,000.01 - $750,000.00        5     3,661,361.29      1.75       74    686
$750,000.01 - $800,000.00        9     6,981,925.92      3.34       60    699
$800,000.01 - $850,000.00        5     4,145,307.64      1.98       71    721
$850,000.01 - $900,000.00        2     1,735,654.48      0.83       77    672
$900,000.01 - $950,000.00        2     1,864,745.44      0.89       61    706
$950,000.01 - $1,000,000.00      7     6,884,507.63      3.29       63    714
$1,000,000.01 >=                 6     7,389,595.86      3.53       68    717
------------------------------------------------------------------------------
Total:                         459  $209,189,189.17   100.00%       70    707
------------------------------------------------------------------------------
Minimum: $109,790.71
Maximum: $1,424,446.88
Average: $455,749.87
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Gross Rate                   COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
5.501% - 5.750%                 13    $5,932,951.53     2.84%       74    753
5.751% - 6.000%                110    57,428,254.91     27.45       63    720
6.001% - 6.250%                175    77,256,368.44     36.93       71    705
6.251% - 6.500%                 97    38,224,139.98     18.27       72    696
6.501% - 6.750%                 34    16,975,186.33      8.11       75    692
6.751% - 7.000%                 22     9,924,072.11      4.74       78    685
7.001% - 7.250%                  4     1,648,398.46      0.79       74    692
7.251% - 7.500%                  1       462,860.68      0.22       80    780
7.751% - 8.000%                  3     1,336,956.73      0.64       90    677
------------------------------------------------------------------------------
Total:                         459  $209,189,189.17   100.00%       70    707
------------------------------------------------------------------------------
Minimum: 5.625%
Maximum: 8.000%
Weighted Average: 6.260%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Net Rate                     COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
5.251% - 5.500%                 13    $5,932,951.53     2.84%       74    753
5.501% - 5.750%                110    57,428,254.91     27.45       63    720
5.751% - 6.000%                175    77,256,368.44     36.93       71    705
6.001% - 6.250%                 97    38,224,139.98     18.27       72    696
6.251% - 6.500%                 34    16,975,186.33      8.11       75    692
6.501% - 6.750%                 22     9,924,072.11      4.74       78    685
6.751% - 7.000%                  4     1,648,398.46      0.79       74    692
7.001% - 7.250%                  1       462,860.68      0.22       80    780
7.501% - 7.750%                  3     1,336,956.73      0.64       90    677
------------------------------------------------------------------------------
Total:                         459  $209,189,189.17   100.00%       70    707
------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 7.750%
Weighted Average: 6.010%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

                              UBS Investment Bank
                           Fixed Bid Stratification
                             RAST-A9 Prelim 10/07
                                  All records
==============================================================================


------------------------------------------------------------------------------
Original Term to Maturity    COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
360 - 360                      459  $209,189,189.17   100.00%       70    707
------------------------------------------------------------------------------
Total:                         459  $209,189,189.17   100.00%       70    707
------------------------------------------------------------------------------
Minimum:         360
Maximum:         360
Weighted Average: 360
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Remaining Term to Stated
Maturity                     COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
301 - 359                      366  $172,390,001.17    82.41%       70    710
360 - 360                       93    36,799,188.00     17.59       69    694
------------------------------------------------------------------------------
Total:                         459  $209,189,189.17   100.00%       70    707
------------------------------------------------------------------------------
Minimum:         321
Maximum:         360
Weighted Average: 351
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Seasoning                    COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
<= 0                            93   $36,799,188.00    17.59%       69    694
1 - 1                          105    48,959,834.95     23.40       70    723
2 - 2                           43    17,368,376.92      8.30       71    718
3 - 3                            5     2,350,608.64      1.12       71    718
4 - 4                            1       648,140.12      0.31       69    707
5 - 5                            5     2,945,560.74      1.41       69    679
6 - 6                            5     2,355,057.70      1.13       70    698
7 - 12                          81    37,477,802.84     17.92       70    701
13 - 24                         72    36,971,858.17     17.67       72    703
25 - 36                         47    22,434,779.41     10.72       68    707
37 - 48                          2       877,981.68      0.42       74    644
------------------------------------------------------------------------------
Total:                         459  $209,189,189.17   100.00%       70    707
------------------------------------------------------------------------------
Minimum:         0
Maximum:         39
Weighted Average: 9
------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

                              UBS Investment Bank
                           Fixed Bid Stratification
                             RAST-A9 Prelim 10/07
                                  All records
==============================================================================


------------------------------------------------------------------------------
FICO Scores                  COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
0 - 0                            1      $231,800.25     0.11%       80      0
570 - 579                        1       161,000.00      0.08       31    572
620 - 629                       19     7,125,493.34      3.41       71    624
630 - 639                       20     9,504,405.10      4.54       66    636
640 - 649                       23     9,783,279.32      4.68       74    644
650 - 659                       19     8,241,909.04      3.94       70    655
660 - 669                       34    15,281,867.89      7.31       69    664
670 - 679                       32    15,047,728.13      7.19       67    675
680 - 689                       45    18,500,782.86      8.84       71    684
690 - 699                       42    20,288,052.64      9.70       72    695
700 - 709                       30    16,437,840.30      7.86       72    704
710 - 719                       21     8,681,864.27      4.15       69    715
720 - 729                       24    11,033,716.51      5.27       70    724
730 - 739                       22    10,889,492.75      5.21       69    734
740 - 749                       19     8,305,985.18      3.97       75    744
750 - 759                       26    12,234,595.54      5.85       69    755
760 - 769                       21    10,342,542.39      4.94       71    765
770 - 779                       23    11,018,678.68      5.27       69    775
780 - 789                       18     7,857,196.70      3.76       71    785
790 - 799                        8     3,036,204.23      1.45       50    796
800 - 809                       10     4,544,754.05      2.17       74    804
810 - 819                        1       640,000.00      0.31       58    812
------------------------------------------------------------------------------
Total:                         459  $209,189,189.17   100.00%       70    707
------------------------------------------------------------------------------
Minimum:         0
Maximum:         812
Weighted Average: 707
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Loan To Value Ratio          COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
20.001% - 25.000%                2      $548,029.97     0.26%       23    706
25.001% - 30.000%                5     1,347,182.04      0.64       27    705
30.001% - 35.000%                9     2,497,989.27      1.19       32    748
35.001% - 40.000%               17     5,505,991.82      2.63       38    681
40.001% - 45.000%               16     6,148,116.42      2.94       43    703
45.001% - 50.000%               16     6,300,389.11      3.01       48    709
50.001% - 55.000%               22     6,838,394.70      3.27       52    716
55.001% - 60.000%               28    13,937,292.26      6.66       57    709
60.001% - 65.000%               42    22,060,085.21     10.55       63    711
65.001% - 70.000%               52    27,890,006.76     13.33       68    707
70.001% - 75.000%               57    30,092,716.08     14.39       74    716
75.001% - 80.000%              144    65,507,962.95     31.32       79    701
80.001% - 85.000%                6     2,808,391.59      1.34       84    691
85.001% - 90.000%               28    11,444,890.54      5.47       89    703
90.001% - 95.000%                8     3,138,030.66      1.50       94    695
95.001% - 100.000%               7     3,123,719.79      1.49      100    750
------------------------------------------------------------------------------
Total:                         459  $209,189,189.17   100.00%       70    707
------------------------------------------------------------------------------
Minimum:         20.41%
Maximum:         100.00%
Weighted Average: 70.00%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

                              UBS Investment Bank
                           Fixed Bid Stratification
                             RAST-A9 Prelim 10/07
                                  All records
==============================================================================


------------------------------------------------------------------------------
Geographic Concentration     COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
California                     246  $117,789,504.52    56.31%       67    714
New York                        77    33,559,342.38     16.04       74    704
Massachusetts                   25     9,143,318.02      4.37       75    686
Florida                         18     7,097,793.64      3.39       76    681
New Jersey                      12     4,810,900.81      2.30       72    700
Virginia                        10     4,489,703.49      2.15       76    702
Nevada                           6     3,351,657.19      1.60       66    728
Connecticut                      8     2,953,310.47      1.41       74    701
Georgia                          6     2,929,884.88      1.40       75    693
Maryland                         5     2,348,069.26      1.12       79    686
Illinois                         5     2,034,127.80      0.97       81    675
Arizona                          4     1,593,546.60      0.76       66    666
Texas                            3     1,482,124.70      0.71       81    658
Indiana                          3     1,279,246.46      0.61       81    711
Washington                       2     1,268,536.20      0.61       72    707
Pennsylvania                     2     1,037,456.20      0.50       77    728
Arkansas                         1     1,000,000.00      0.48       67    664
Colorado                         3       936,544.81      0.45       65    743
Tennessee                        2       928,003.50      0.44       63    707
Rhode Island                     2       890,167.89      0.43       59    720
Michigan                         2       878,900.00      0.42       74    717
Ohio                             2       836,064.13      0.40       90    638
Oregon                           2       817,913.06      0.39       76    682
Kansas                           1       765,074.74      0.37       65    677
Delaware                         1       592,345.31      0.28       56    677
Hawaii                           1       538,245.45      0.26       80    652
Oklahoma                         1       519,413.98      0.25       80    623
Vermont                          1       507,750.00      0.24       75    759
South Carolina                   1       407,781.06      0.19       80    784
Minnesota                        1       390,000.00      0.19       80    669
Wisconsin                        1       383,207.02      0.18       78    654
District Of Columbia             1       373,327.35      0.18       60    709
Utah                             1       361,250.00      0.17       85    681
Missouri                         1       354,024.49      0.17       80    668
Maine                            1       341,034.28      0.16       80    765
New Hampshire                    1       199,619.48      0.10       37    735
------------------------------------------------------------------------------
Total:                         459  $209,189,189.17   100.00%       70    707
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Loan Purpose                 COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
Purchase                       165   $75,303,105.39    36.00%       78    721
Cash Out Refi                  168    71,579,774.31     34.22       65    694
Construction to Perm           126    62,306,309.47     29.78       65    704
------------------------------------------------------------------------------
Total:                         459  $209,189,189.17   100.00%       70    707
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Document Type                COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
Reduced                        197   $95,561,998.33    45.68%       69    703
Full                           143    66,139,410.26     31.62       72    711
No Ratio                        47    21,783,120.74     10.41       71    707
No Doc                          57    18,370,804.97      8.78       66    701
No Income No Asset              15     7,333,854.87      3.51       75    738
------------------------------------------------------------------------------
Total:                         459  $209,189,189.17   100.00%       70    707
------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

                              UBS Investment Bank
                           Fixed Bid Stratification
                             RAST-A9 Prelim 10/07
                                  All records
==============================================================================


------------------------------------------------------------------------------
Property Type                COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
Single Family                  353  $162,175,163.54    77.53%       70    703
Pud                             52    24,258,942.12     11.60       70    714
Two Family                      21     8,868,517.07      4.24       72    711
Low Rise Condo (2-4 floors)     14     6,002,629.18      2.87       64    749
Townhouse                       10     4,139,076.00      1.98       62    735
Three Family                     4     1,487,816.82      0.71       70    707
High Rise Condo (gt 8 floors)    3     1,451,576.18      0.69       67    682
Condomimium                      1       649,383.26      0.31       73    802
Four Family                      1       156,085.00      0.07       38    741
------------------------------------------------------------------------------
Total:                         459  $209,189,189.17   100.00%       70    707
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Occupancy                    COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
Owner Occupied                 408  $187,599,549.91    89.68%       70    705
Investor Occupied               39    16,763,958.37      8.01       64    721
Second Home                     12     4,825,680.89      2.31       76    724
------------------------------------------------------------------------------
Total:                         459  $209,189,189.17   100.00%       70    707
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Prepayment Penalty (Months)  COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
0.000                          401  $178,670,392.02    85.41%       70    706
12.000                          21    12,535,627.93      5.99       74    714
36.000                          35    16,746,709.61      8.01       68    710
60.000                           2     1,236,459.61      0.59       73    730
------------------------------------------------------------------------------
Total:                         459  $209,189,189.17   100.00%       70    707
------------------------------------------------------------------------------
wa Term: 3.956
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Mortgage Ins.                COUNT              UPB         %      LTV   Fico
------------------------------------------------------------------------------
Amerin                           2      $887,468.73     0.42%       90    704
Assumed MI for Levels Only       9     3,827,537.59      1.83       98    744
MGIC                            13     5,333,579.87      2.55       91    696
PMI Mortgage Insurance          14     5,725,353.62      2.74       89    692
Radian Guaranty                  9     3,970,494.53      1.90       88    710
Republic Mortgage Insurance      2       770,598.24      0.37       95    699
LTV <=80                       410   188,674,156.59     90.19       68    707
------------------------------------------------------------------------------
Total:                         459  $209,189,189.17   100.00%       70    707
------------------------------------------------------------------------------
% LTV > 80 NO MI:  0.00%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

                                  RAST 04-A9
                       Whole Loan 30YR Fixed-Rate Alt-A


Deal Size                                       $250mm approx.

WAM                                                351 +/- 2 months

GWAC                                             6.25% +/-10bps

Avge. Loan Balance                               $430k approx.

Cashout                                           50.0% max

Geo                               CAL            55.0% approx.

WA FICO                                            710 approx.

Full Doc                                          20.0% approx.

AAA Ratings                                 2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                     4.50% approx.

Pricing Speed                                        100% PPC

PPC Ramp                            6-18 Cpr in 12 months and 18CPR thereafter

Settlement Date                                        10/29/04



                           All numbers approximate.
                   All tranches subject to 5% size variance.
                               10% Cleanup Call




The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

                              UBS Investment Bank
                           Fixed Bid Stratification
                             RAST-A9 Prelim 10/07
                                  All records
==============================================================================


------------------------------------------------------------------------------
Pool Summary                             COUNT               UPB            %
------------------------------------------------------------------------------
Conforming                                  57    $11,301,479.59        5.40%
Non-Conforming                             402    197,887,709.58        94.60
------------------------------------------------------------------------------
Total:                                     459   $209,189,189.17      100.00%
------------------------------------------------------------------------------
Adjusted Balance: $209,189,189.17
Data as of Date: 2004-10-07
AVG UPB: $455,749.87
GROSS WAC: 6.2600%
NET WAC: 6.010%
% SF/PUD: 89.12%
% FULL/ALT: 31.62%
% CASHOUT: 34.22%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 70.00%
% FICO > 679: 68.75%
% NO FICO: 0.11%
WA FICO: 707
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 14.59%
CALIFORNIA %: 56.31%
Latest Maturity Date: 20341101
Loans with Prepay Penalties: 14.59%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Product Type                             COUNT               UPB            %
------------------------------------------------------------------------------
15 YR FXD                                    1       $538,000.00        0.26%
30 YR FXD                                  458    208,651,189.17        99.74
------------------------------------------------------------------------------
Total:                                     459   $209,189,189.17      100.00%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Original Balance                         COUNT               UPB            %
------------------------------------------------------------------------------
$100,000.01 - $150,000.00                   13     $1,701,907.56        0.81%
$150,000.01 - $200,000.00                   26      4,605,117.93         2.20
$200,000.01 - $250,000.00                    5      1,086,563.69         0.52
$250,000.01 - $300,000.00                    8      2,248,482.00         1.07
$300,000.01 - $350,000.00                   41     13,798,705.79         6.60
$350,000.01 - $400,000.00                  109     40,648,291.49        19.43
$400,000.01 - $450,000.00                   60     25,440,285.35        12.16
$450,000.01 - $500,000.00                   59     27,950,945.91        13.36
$500,000.01 - $550,000.00                   38     19,848,620.37         9.49
$550,000.01 - $600,000.00                   24     13,665,631.10         6.53
$600,000.01 - $650,000.00                   28     17,293,645.33         8.27
$650,000.01 - $700,000.00                   10      6,840,878.05         3.27
$700,000.01 - $750,000.00                    6      4,335,572.09         2.07
$750,000.01 - $800,000.00                    9      6,915,585.20         3.31
$800,000.01 - $850,000.00                    6      4,934,453.90         2.36
$850,000.01 - $900,000.00                    2      1,735,654.48         0.83
$950,000.01 - $1,000,000.00                  9      8,749,253.07         4.18
$1,000,000.01 >=                             6      7,389,595.86         3.53
------------------------------------------------------------------------------
Total:                                     459   $209,189,189.17      100.00%
------------------------------------------------------------------------------
Minimum: $110,000.00
Maximum: $1,450,000.00
Average: $461,202.45
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Unpaid Balance                           COUNT               UPB             %
------------------------------------------------------------------------------
$100,000.01 - $150,000.00                   13     $1,701,907.56         0.81%
$150,000.01 - $200,000.00                   26      4,605,117.93         2.20
$200,000.01 - $250,000.00                    7      1,558,439.04         0.74
$250,000.01 - $300,000.00                    8      2,248,482.00         1.07
$300,000.01 - $350,000.00                   46     15,638,703.29         7.48
$350,000.01 - $400,000.00                  104     38,960,243.96        18.62
$400,000.01 - $450,000.00                   62     26,388,810.55        12.61
$450,000.01 - $500,000.00                   58     27,613,122.81        13.20
$500,000.01 - $550,000.00                   39     20,488,474.38         9.79
$550,000.01 - $600,000.00                   24     13,761,289.93         6.58
$600,000.01 - $650,000.00                   24     15,323,605.07         7.33
$650,000.01 - $700,000.00                   12      8,237,894.39         3.94
$700,000.01 - $750,000.00                    5      3,661,361.29         1.75
$750,000.01 - $800,000.00                    9      6,981,925.92         3.34
$800,000.01 - $850,000.00                    5      4,145,307.64         1.98
$850,000.01 - $900,000.00                    2      1,735,654.48         0.83
$900,000.01 - $950,000.00                    2      1,864,745.44         0.89
$950,000.01 - $1,000,000.00                  7      6,884,507.63         3.29
$1,000,000.01 >=                             6      7,389,595.86         3.53
------------------------------------------------------------------------------
Total:                                     459   $209,189,189.17       100.00%
------------------------------------------------------------------------------
Minimum: $109,790.71
Maximum: $1,424,446.88
Average: $455,749.87
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Gross Rate                               COUNT               UPB             %
------------------------------------------------------------------------------
5.501% - 5.750%                             13     $5,932,951.53         2.84%
5.751% - 6.000%                            110     57,428,254.91        27.45
6.001% - 6.250%                            175     77,256,368.44        36.93
6.251% - 6.500%                             97     38,224,139.98        18.27
6.501% - 6.750%                             34     16,975,186.33         8.11
6.751% - 7.000%                             22      9,924,072.11         4.74
7.001% - 7.250%                              4      1,648,398.46         0.79
7.251% - 7.500%                              1        462,860.68         0.22
7.751% - 8.000%                              3      1,336,956.73         0.64
------------------------------------------------------------------------------
Total:                                     459   $209,189,189.17       100.00%
------------------------------------------------------------------------------
Minimum: 5.625%
Maximum: 8.000%
Weighted Average:        6.260%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Net Rate                                 COUNT               UPB             %
------------------------------------------------------------------------------
5.251% - 5.500%                             13     $5,932,951.53         2.84%
5.501% - 5.750%                            110     57,428,254.91        27.45
5.751% - 6.000%                            175     77,256,368.44        36.93
6.001% - 6.250%                             97     38,224,139.98        18.27
6.251% - 6.500%                             34     16,975,186.33         8.11
6.501% - 6.750%                             22      9,924,072.11         4.74
6.751% - 7.000%                              4      1,648,398.46         0.79
7.001% - 7.250%                              1        462,860.68         0.22
7.501% - 7.750%                              3      1,336,956.73         0.64
------------------------------------------------------------------------------
Total:                                     459   $209,189,189.17       100.00%
------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 7.750%
Weighted Average:        6.010%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

                              UBS Investment Bank
                           Fixed Bid Stratification
                             RAST-A9 Prelim 10/07
                                  All records
==============================================================================


------------------------------------------------------------------------------
Original Term to Maturity                COUNT               UPB            %
------------------------------------------------------------------------------
360 - 360                                  459   $209,189,189.17      100.00%
------------------------------------------------------------------------------
Total:                                     459   $209,189,189.17      100.00%
------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Remaining Term to Stated Maturity        COUNT               UPB            %
------------------------------------------------------------------------------
301 - 359                                  366   $172,390,001.17       82.41%
360 - 360                                   93     36,799,188.00        17.59
------------------------------------------------------------------------------
Total:                                     459   $209,189,189.17      100.00%
------------------------------------------------------------------------------
Minimum: 321
Maximum: 360
Weighted Average: 351
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Seasoning                                COUNT               UPB            %
------------------------------------------------------------------------------
<= 0                                        93    $36,799,188.00       17.59%
1 - 1                                      105     48,959,834.95        23.40
2 - 2                                       43     17,368,376.92         8.30
3 - 3                                        5      2,350,608.64         1.12
4 - 4                                        1        648,140.12         0.31
5 - 5                                        5      2,945,560.74         1.41
6 - 6                                        5      2,355,057.70         1.13
7 - 12                                      81     37,477,802.84        17.92
13 - 24                                     72     36,971,858.17        17.67
25 - 36                                     47     22,434,779.41        10.72
37 - 48                                      2        877,981.68         0.42
------------------------------------------------------------------------------
Total:                                     459   $209,189,189.17      100.00%
------------------------------------------------------------------------------
Minimum: 0
Maximum: 39
Weighted Average: 9
------------------------------------------------------------------------------


------------------------------------------------------------------------------
FICO Scores                              COUNT               UPB             %
------------------------------------------------------------------------------
0 - 0                                        1       $231,800.25         0.11%
570 - 579                                    1        161,000.00         0.08
620 - 629                                   19      7,125,493.34         3.41
630 - 639                                   20      9,504,405.10         4.54
640 - 649                                   23      9,783,279.32         4.68
650 - 659                                   19      8,241,909.04         3.94
660 - 669                                   34     15,281,867.89         7.31
670 - 679                                   32     15,047,728.13         7.19
680 - 689                                   45     18,500,782.86         8.84
690 - 699                                   42     20,288,052.64         9.70
700 - 709                                   30     16,437,840.30         7.86
710 - 719                                   21      8,681,864.27         4.15
720 - 729                                   24     11,033,716.51         5.27
730 - 739                                   22     10,889,492.75         5.21
740 - 749                                   19      8,305,985.18         3.97
750 - 759                                   26     12,234,595.54         5.85
760 - 769                                   21     10,342,542.39         4.94
770 - 779                                   23     11,018,678.68         5.27
780 - 789                                   18      7,857,196.70         3.76
790 - 799                                    8      3,036,204.23         1.45
800 - 809                                   10      4,544,754.05         2.17
810 - 819                                    1        640,000.00         0.31
------------------------------------------------------------------------------
Total:                                     459   $209,189,189.17       100.00%
------------------------------------------------------------------------------
Minimum: 0
Maximum: 812
Weighted Average: 707
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Loan To Value Ratio                      COUNT               UPB             %
------------------------------------------------------------------------------
20.001% - 25.000%                            2       $548,029.97         0.26%
25.001% - 30.000%                            5      1,347,182.04         0.64
30.001% - 35.000%                            9      2,497,989.27         1.19
35.001% - 40.000%                           17      5,505,991.82         2.63
40.001% - 45.000%                           16      6,148,116.42         2.94
45.001% - 50.000%                           16      6,300,389.11         3.01
50.001% - 55.000%                           22      6,838,394.70         3.27
55.001% - 60.000%                           28     13,937,292.26         6.66
60.001% - 65.000%                           42     22,060,085.21        10.55
65.001% - 70.000%                           52     27,890,006.76        13.33
70.001% - 75.000%                           57     30,092,716.08        14.39
75.001% - 80.000%                          144     65,507,962.95        31.32
80.001% - 85.000%                            6      2,808,391.59         1.34
85.001% - 90.000%                           28     11,444,890.54         5.47
90.001% - 95.000%                            8      3,138,030.66         1.50
95.001% - 100.000%                           7      3,123,719.79         1.49
------------------------------------------------------------------------------
Total:                                     459   $209,189,189.17       100.00%
------------------------------------------------------------------------------
Minimum: 20.41%
Maximum: 100.00%
Weighted Average: 70.00%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

                              UBS Investment Bank
                           Fixed Bid Stratification
                             RAST-A9 Prelim 10/07
                                  All records
==============================================================================


------------------------------------------------------------------------------
Geographic Concentration                 COUNT               UPB            %
------------------------------------------------------------------------------
California                                 246   $117,789,504.52       56.31%
New York                                    77     33,559,342.38        16.04
Massachusetts                               25      9,143,318.02         4.37
Florida                                     18      7,097,793.64         3.39
New Jersey                                  12      4,810,900.81         2.30
Virginia                                    10      4,489,703.49         2.15
Nevada                                       6      3,351,657.19         1.60
Connecticut                                  8      2,953,310.47         1.41
Georgia                                      6      2,929,884.88         1.40
Maryland                                     5      2,348,069.26         1.12
Illinois                                     5      2,034,127.80         0.97
Arizona                                      4      1,593,546.60         0.76
Texas                                        3      1,482,124.70         0.71
Indiana                                      3      1,279,246.46         0.61
Washington                                   2      1,268,536.20         0.61
Pennsylvania                                 2      1,037,456.20         0.50
Arkansas                                     1      1,000,000.00         0.48
Colorado                                     3        936,544.81         0.45
Tennessee                                    2        928,003.50         0.44
Rhode Island                                 2        890,167.89         0.43
Michigan                                     2        878,900.00         0.42
Ohio                                         2        836,064.13         0.40
Oregon                                       2        817,913.06         0.39
Kansas                                       1        765,074.74         0.37
Delaware                                     1        592,345.31         0.28
Hawaii                                       1        538,245.45         0.26
Oklahoma                                     1        519,413.98         0.25
Vermont                                      1        507,750.00         0.24
South Carolina                               1        407,781.06         0.19
Minnesota                                    1        390,000.00         0.19
Wisconsin                                    1        383,207.02         0.18
District Of Columbia                         1        373,327.35         0.18
Utah                                         1        361,250.00         0.17
Missouri                                     1        354,024.49         0.17
Maine                                        1        341,034.28         0.16
New Hampshire                                1        199,619.48         0.10
------------------------------------------------------------------------------
Total:                                     459   $209,189,189.17      100.00%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Loan Purpose                             COUNT               UPB            %
------------------------------------------------------------------------------
Purchase                                   165    $75,303,105.39       36.00%
Cash Out Refi                              168     71,579,774.31        34.22
Construction to Perm                       126     62,306,309.47        29.78
------------------------------------------------------------------------------
Total:                                     459   $209,189,189.17      100.00%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Document Type                            COUNT               UPB            %
------------------------------------------------------------------------------
Reduced                                    197    $95,561,998.33       45.68%
Full                                       143     66,139,410.26        31.62
No Ratio                                    47     21,783,120.74        10.41
No Doc                                      57     18,370,804.97         8.78
No Income No Asset                          15      7,333,854.87         3.51
------------------------------------------------------------------------------
Total:                                     459   $209,189,189.17      100.00%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Property Type                            COUNT               UPB             %
------------------------------------------------------------------------------
Single Family                              353   $162,175,163.54        77.53%
Pud                                         52     24,258,942.12        11.60
Two Family                                  21      8,868,517.07         4.24
Low Rise Condo (2-4 floors)                 14      6,002,629.18         2.87
Townhouse                                   10      4,139,076.00         1.98
Three Family                                 4      1,487,816.82         0.71
High Rise Condo (gt 8 floors)                3      1,451,576.18         0.69
Condomimium                                  1        649,383.26         0.31
Four Family                                  1        156,085.00         0.07
------------------------------------------------------------------------------
Total:                                     459   $209,189,189.17       100.00%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Occupancy                                COUNT               UPB             %
------------------------------------------------------------------------------
O                                          408   $187,599,549.91        89.68%
Investor Occupied                           39     16,763,958.37         8.01
Second Home                                 12      4,825,680.89         2.31
------------------------------------------------------------------------------
Total:                                     459   $209,189,189.17       100.00%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Prepayment Penalty (Months)              COUNT               UPB             %
------------------------------------------------------------------------------
0.000                                      401   $178,670,392.02        85.41%
12.000                                      21     12,535,627.93         5.99
36.000                                      35     16,746,709.61         8.01
60.000                                       2      1,236,459.61         0.59
------------------------------------------------------------------------------
Total:                                     459   $209,189,189.17       100.00%
------------------------------------------------------------------------------
wa Term: 3.956
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Mortgage Ins.                            COUNT               UPB             %
------------------------------------------------------------------------------
Amerin                                       2       $887,468.73         0.42%
Assumed MI for Levels Only                   9      3,827,537.59         1.83
MGIC                                        13      5,333,579.87         2.55
PMI Mortgage Insurance                      14      5,725,353.62         2.74
Radian Guaranty                              9      3,970,494.53         1.90
Republic Mortgage Insurance                  2        770,598.24         0.37
LTV <=80                                   410    188,674,156.59        90.19
------------------------------------------------------------------------------
Total:                                     459   $209,189,189.17       100.00%
------------------------------------------------------------------------------
% LTV > 80 NO MI:         0.00%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

! RAST04A9P1.CDI #CMOVER_3.0D WHOLE_LOAN ! MAX_CF_VECTSIZE 620
!
!! Created by Intex Deal Maker v3.7.184 , subroutines 3.1a1
!! 10/18/2004 12:13 PM
!
! Modeled in the Intex CMO Modeling Language, (WNYC0089676)
! which is copyright (c) 2004 by Intex Solutions, Inc.
! Intex shall not be held liable for the accuracy of this data
! nor for the accuracy of information which is derived from this data.
!
  DEFINE PREPAY PPC RISE_PERS 12 START_CPR 6 END_CPR 18
!
  DEFINE CONSTANT #OrigCollBal = 250000000.00
!
  DEFINE CONSTANT #OrigBondBal = 250000000.00
!
!
   FULL_DEALNAME:        rast04a9p1
!
   DEAL SIZE:        $ 250000000.00
   PRICING SPEED:       100% PPC
!  ISSUE DATE:         20041001
   SETTLEMENT DATE:        20041029
!
  Record date delay:  24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT%","SNRNNPAC"
!
   DEAL_CLOCK_INFO _
    ISSUE_CDU_DATE        20041001 _
    DEAL_FIRSTPAY_DATE       20041125
!
!
  DEFINE DYNAMIC STICKY #NetRate  = ( COLL_I_MISC("COUPON") ) /
COLL_PREV_BAL * 1200
!
  DEFINE TABLE "NASSNR" (6, 2) = "MONTH" "NAS_FRACSNR"
      60.1   0%
      72.1   30%
      84.1   40%
      96.1   60%
      108.1   80%
      120.1   100%
!

  DEFINE #DPZ_Acc = 0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
DEFINE TRANCHE "D75", "DPA", "DPB", "DPZ", "DCX", "SNAS", "SUBORD"
!
!
Tranche "D75" SEN_PAC_AD_FIX
   Block 60008625.00 at 7.5  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20041001  Next 20041125
!
Tranche "DPA" SEN_PAC_AD_FIX
   Block 46673375.00 at 3.5  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20041001  Next 20041125
!
Tranche "DPB" SEN_PAC_AD_WAC
   Block 28801000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20041001  Next 20041125
    ( #NetRate )
     0     999
!
Tranche "DPZ" SEN_PAC_Z_WAC
   Block 2000000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20041001  Next 20041125
    ( #NetRate )
     0     999
!
Tranche "DCX" SEN_CMP_WAC
   Block 56267000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20041001 Next 20041125
    ( #NetRate )
     0     999
!
Tranche "SNAS" SEN_NAS_WAC
   Block 45000000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20041001  Next 20041125
    ( #NetRate )
     0     999
!
Tranche "SUBORD" JUN_WAC

   Block 11250000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20041001  Next 20041125
    ( #NetRate )
     0     999
!
  Tranche "#DPZ_Acc"    SYMVAR
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20041001 Next 20041125 Settle 20041029
!
  CLASS "SNAS"      NO_BUILD_TRANCHE _
                    = "SNAS"
  CLASS "D75"       NO_BUILD_TRANCHE _
                    = "D75"
  CLASS "DPA"       NO_BUILD_TRANCHE _
                    = "DPA"
  CLASS "DPB"       NO_BUILD_TRANCHE _
                    = "DPB"
  CLASS "DPZ"       NO_BUILD_TRANCHE _
                    = "DPZ"
  CLASS "DCX"       NO_BUILD_TRANCHE _
                    = "DCX"
  CLASS "SUBORD"    NO_BUILD_TRANCHE _
                    = "SUBORD"
  CLASS "SNRNNPAC11" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "D75" "DPA"
  CLASS "SNRNNPAC1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "SNRNNPAC11" "DPB"
  CLASS "SNRNNPAC" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "SNRNNPAC1" "DPZ"
  CLASS "SNRNN" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "SNRNNPAC" "DCX"
  CLASS "SNR"       WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "SNAS" "SNRNN"
!
!
  CLASS "ROOT" _
                   = "SNR" "SUBORD"
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR"          Delay 24  Dated 20041001  Next
 20041125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNRNN"        Delay 24  Dated 20041001  Next
 20041125 DAYCOUNT 30360 BUSINESS_DAY NONE

!
  DEFINE PSEUDO_TRANCHE CLASS "SNRNNPAC"     Delay 24  Dated 20041001  Next
 20041125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNRNNPAC1"    Delay 24  Dated 20041001  Next
 20041125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNRNNPAC11"   Delay 24  Dated 20041001  Next
 20041125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  OPTIONAL REDEMPTION:    "Cleanup" _
              COLL_FRAC 5% _
              PRICE_P ( COLL_BAL );
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
            PARTIAL_PREPAY Compensate Pro_rata _
            LOSS     NO_Compensate SUBORDINATED ACCUM
!
!
 CMO Block Payment Rules
------------------------
!
   calculate :  #NasShiftSNR     = LOOKUP_TBL( "STEP", CURMONTH , "NASSNR",
"MONTH", "NAS_FRACSNR" )
!
   calculate :  #NasFracSNR      = ( BBAL("SNAS") + 17500000 ) / BBAL("SNAS",
"SNRNN")
!
   calculate :  #SenPct  = BBAL("SNR")/BBAL("SNR","SUBORD")
!
   calculate :  #SenPrep = _
              IF (#SenPct > ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _
              THEN 1 _
              ELSE #SenPct + SHIFT% * (1-#SenPct), _
   Reduce_SHIFT%_when (1)
!
   calculate : #SENRECOV = _
     MIN( #SenPct * DELINQ_LIQUIDATE, _
             #SenPrep * DELINQ_RECOVER )
!
 calculate:  "SNR" _

  NO_CHECK SCHEDULED       AMOUNT        #SenSchedAlloc    = #SenPct *
COLL_P_SCHED , _
  NO_CHECK PREPAY          AMOUNT  LIMIT #SenPrepayAlloc   = #SenPrep *
COLL_P_PREPAY , _
  NO_CHECK RECOVER         AMOUNT  LIMIT #SenRecoverAlloc  = #SENRECOV
!
   calculate : #SubSched = MAX( 0, COLL_P_SCHED - #SenSchedAlloc ) calculate :
   #SubPrepay = MAX( 0, COLL_P_PREPAY - #SenPrepayAlloc ) calculate :
   #SubRecov = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)
!
 calculate:  "SUBORD" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY       AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS INTEREST PRO_RATA  ( "SNAS"; "SNRNN" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SNAS"; "SNRNN" )
------------------------------------
   calculate : #NasCeilSNR = MIN ( BBAL("SNAS"), #SenSchedAlloc * #NasFracSNR + #SenPrepayAlloc * #NasFracSNR * #NasShiftSNR + #SenRecoverAlloc * #NasFracSNR)
   calculate : #NasCeilSNR = MIN( #NasCeilSNR, 0.98 * CASH_ACCOUNT("SNR") ) calculate : #NasCeilSNR = IF CURMONTH LE 60 THEN 0 ELSE #NasCeilSNR
------------------------------------
  subject to :  CEILING ( #NasCeilSNR )
        from :  CLASS ( "SNR" )
         pay :  CLASS BALANCE SEQUENTIAL ("SNAS")
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS BALANCE SEQUENTIAL ("SNRNN", "SNAS")
------------------------------------
!
        from :  CLASS ( "SNRNN" )
         pay :  CLASS INTEREST PRO_RATA  ( "SNRNNPAC"; "DCX" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SNRNNPAC"; "DCX" )
------------------------------------
        from :  CLASS ( "SNRNN" )
  subject to :  BALANCE_SCHED ( SCH"SNRNNPAC","SNRNNPAC" )
         pay :  CLASS BALANCE SEQUENTIAL ("SNRNNPAC")
------------------------------------
        from :  CLASS ( "SNRNN" )
         pay :  CLASS BALANCE SEQUENTIAL ("DCX")
------------------------------------
        from :  CLASS ( "SNRNN" )
         pay :  CLASS BALANCE SEQUENTIAL ("SNRNNPAC")

------------------------------------

!
        from :  CLASS ( "SNRNNPAC" )
         pay :  CLASS INTEREST PRO_RATA  ( "SNRNNPAC1"; "DPZ" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SNRNNPAC1"; "DPZ" )
------------------------------------
   calculate :  #DPZ_Start = BBAL("DPZ#1")
------------------------------------
        when :  IS_THERE ( "SNRNNPAC1" )
        from :  CLASS ("DPZ")
         pay :  ACCRUE ("DPZ#1")
------------------------------------
        when :  IS_THERE ( "SNRNNPAC1" )
        from :  CLASS ("SNRNNPAC")
         pay :  CLASS ACCRUE ("DPZ")
------------------------------------
   calculate :  #Accrual_DPZ = ( ACCRUAL_OF ("DPZ#1") )
------------------------------------
        from :  CLASS ("SNRNNPAC")
        from :  SUBACCOUNT ( #Accrual_DPZ )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNRNNPAC1", "DPZ" )
------------------------------------
   calculate :  #DPZ_End = BBAL("DPZ#1")
   calculate :  #DPZ_Acc = #DPZ_End - #DPZ_Start
------------------------------------
        from :  CLASS ( "SNRNNPAC" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNRNNPAC1", "DPZ" )
------------------------------------
!
        from :  CLASS ( "SNRNNPAC1" )
         pay :  CLASS INTEREST PRO_RATA  ( "SNRNNPAC11"; "DPB" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SNRNNPAC11"; "DPB" )
------------------------------------
        from :  CLASS ( "SNRNNPAC1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNRNNPAC11", "DPB" )
------------------------------------
!
        from :  CLASS ( "SNRNNPAC11" )
         pay :  CLASS INTEREST PRO_RATA  ( "D75"; "DPA" )
         pay :  CLASS INTSHORT PRO_RATA  ( "D75"; "DPA" )
------------------------------------
        from :  CLASS ( "SNRNNPAC11" )
         pay :  CLASS BALANCE PRO_RATA ( "D75" ; "DPA" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNAS" )
         pay :  SEQUENTIAL ( "SNAS#1" )
------------------------------------
        from :  CLASS ( "D75" )
         pay :  SEQUENTIAL ( "D75#1" )
------------------------------------
        from :  CLASS ( "DPA" )
         pay :  SEQUENTIAL ( "DPA#1" )
------------------------------------
        from :  CLASS ( "DPB" )
         pay :  SEQUENTIAL ( "DPB#1" )
------------------------------------
        from :  CLASS ( "DPZ" )
ifdef #cmover_3.0g _
         pay :  RETURN_ACCRUAL ( "DPZ#1" )
!
         pay :  SEQUENTIAL ( "DPZ#1" )
------------------------------------
        from :  CLASS ( "DCX" )
         pay :  SEQUENTIAL ( "DCX#1" )
------------------------------------
------------------------------------
        from :  CLASS ( "SUBORD" )
         pay :  SEQUENTIAL ( "SUBORD#1" )
------------------------------------
!
 Schedule "SHIFT%"
Declare
60     100%
72     70%
84     60%
96     40%
108    20%
120    0%
!
Schedule "SNRNNPAC"
      DECLARE
      VALUES OK
     20041025          137483000.00
     20041125          135514174.57
     20041225          133559555.24
     20050125          131619043.59
     20050225          129692541.89
     20050325          127779953.09
     20050425          125881180.82
     20050525          123996129.37

     20050625          122124703.70
     20050725          120266809.45
     20050825          118422352.91
     20050925          116591241.01
     20051025          114773381.35
     20051125          112968682.16
     20051225          111177052.32
     20060125          109398401.35
     20060225          107632639.38
     20060325          105879677.20
     20060425          104139426.19
     20060525          102411798.37
     20060625          100696706.38
     20060725           98994063.44
     20060825           97303783.41
     20060925           95625780.73
     20061025           93959970.46
     20061125           92306268.21
     20061225           90664590.24
     20070125           89034853.34
     20070225           87416974.92
     20070325           85810872.95
     20070425           84216465.97
     20070525           82633673.10
     20070625           81062414.03
     20070725           79502609.00
     20070825           77954178.80
     20070925           76417044.80
     20071025           74891128.90
     20071125           73376353.55
     20071225           71872641.74
     20080125           70379917.02
     20080225           68898103.45
     20080325           67427125.63
     20080425           65966908.68
     20080525           64517378.27
     20080625           63078460.56
     20080725           61650082.25
     20080825           60232170.53
     20080925           58824653.13
     20081025           57427458.25
     20081125           56040514.64
     20081225           54663751.50
     20090125           53297098.56
     20090225           51940486.02
     20090325           50593844.60

     20090425           49257105.47
     20090525           47930200.30
     20090625           46613061.25
     20090725           45305620.94
     20090825           44007812.46
     20090925           42719569.37
     20091025           41440825.72
     20091125           40421599.61
     20091225           39411445.88
     20100125           38410300.85
     20100225           37418101.32
     20100325           36434784.51
     20100425           35460288.11
     20100525           34494550.21
     20100625           33542731.32
     20100725           32610427.02
     20100825           31697327.54
     20100925           30803127.78
     20101025           29927527.23
     20101125           29171230.49
     20101225           28431518.07
     20110125           27708112.85
     20110225           27000741.94
     20110325           26309136.64
     20110425           25633032.36
     20110525           24972168.59
     20110625           24326288.80
     20110725           23695140.41
     20110825           23078474.72
     20110925           22476046.84
     20111025           21887615.65
     20111125           21490378.60
     20111225           21103232.37
     20120125           20725986.79
     20120225           20358454.84
     20120325           20000452.58
     20120425           19651799.16
     20120525           19312316.70
     20120625           18981830.31
     20120725           18660168.00
     20120825           18347160.65
     20120925           18042641.96
     20121025           17746448.41
     20121125           17604921.74
     20121225           17467648.76
     20130125           17334538.38

     20130225           17205501.20
     20130325           17080449.45
     20130425           16959297.02
     20130525           16841959.37
     20130625           16728353.55
     20130725           16618398.14
     20130825           16512013.24
     20130925           16409120.44
     20131025           16309642.81
     20131125           16297195.42
     20131225           16284941.81
     20140125           16272879.06
     20140225           16261004.30
     20140325           16249314.66
     20140425           16237807.37
     20140525           16226479.66
     20140625           16215328.81
     20140725           16204352.14
     20140825           16193547.03
     20140925           16182910.87
     20141025           16172441.10
     20141125           16162135.21
     20141225           16151990.70
     20150125           16142005.14
     20150225           16132176.12
     20150325           16122501.26
     20150425           16112978.21
     20150525           16103604.69
     20150625           16094378.41
     20150725           16085297.14
     20150825           16076358.69
     20150925           16067560.87
     20151025           16058901.56
     20151125           16050378.64
     20151225           16041990.04
     20160125           16033733.73
     20160225           16025607.68
     20160325           16017609.91
     20160425           16009738.48
     20160525           16001991.45
     20160625           15994366.93
     20160725           15986863.06
     20160825           15979477.99
     20160925           15972209.91
     20161025           15965057.04
     20161125           15958017.62

     20161225           15951089.91
     20170125           15944272.22
     20170225           15937562.86
     20170325           15930960.17
     20170425           15924462.53
     20170525           15918068.33
     20170625           15911775.99
     20170725           15905583.94
     20170825           15899490.65
     20170925           15893494.62
     20171025           15887594.34
     20171125           15881788.36
     20171225           15876075.23
     20180125           15870453.51
     20180225           15596213.52
     20180325           15324060.98
     20180425           15056272.38
     20180525           14792780.71
     20180625           14533519.94
     20180725           14278425.05
     20180825           14027431.99
     20180925           13780477.68
     20181025           13537499.96
     20181125           13298437.63
     20181225           13063230.39
     20190125           12831818.87
     20190225           12604144.55
     20190325           12380149.84
     20190425           12159777.97
     20190525           11942973.05
     20190625           11729680.01
     20190725           11519844.64
     20190825           11313413.51
     20190925           11110334.02
     20191025           10910554.34
     20191125           10714023.43
     20191225           10520691.02
     20200125           10330507.59
     20200225           10143424.38
     20200325            9959393.36
     20200425            9778367.20
     20200525            9600299.31
     20200625            9425143.79
     20200725            9252855.45
     20200825            9083389.75
     20200925            8916702.85

     20201025            8752751.56
     20201125            8591493.34
     20201225            8432886.30
     20210125            8276889.17
     20210225            8123461.32
     20210325            7972562.71
     20210425            7824153.93
     20210525            7678196.16
     20210625            7534651.15
     20210725            7393481.26
     20210825            7254649.38
     20210925            7118118.99
     20211025            6983854.12
     20211125            6851819.34
     20211225            6721979.75
     20220125            6594300.98
     20220225            6468749.20
     20220325            6345291.07
     20220425            6223893.77
     20220525            6104524.96
     20220625            5987152.81
     20220725            5871745.98
     20220825            5758273.57
     20220925            5646705.17
     20221025            5537010.86
     20221125            5429161.12
     20221225            5323126.91
     20230125            5218879.64
     20230225            5116391.13
     20230325            5015633.65
     20230425            4916579.88
     20230525            4819202.92
     20230625            4723476.27
     20230725            4629373.86
     20230825            4536869.98
     20230925            4445939.34
     20231025            4356557.03
     20231125            4268698.52
     20231225            4182339.64
     20240125            4097456.61
     20240225            4014025.99
     20240325            3932024.73
     20240425            3851430.10
     20240525            3772219.73
     20240625            3694371.60
     20240725            3617864.02

     20240825            3542675.62
     20240925            3468785.38
     20241025            3396172.59
     20241125            3324816.85
     20241225            3254698.08
     20250125            3185796.51
     20250225            3118092.68
     20250325            3051567.40
     20250425            2986201.81
     20250525            2921977.32
     20250625            2858875.62
     20250725            2796878.70
     20250825            2735968.81
     20250925            2676128.48
     20251025            2617340.50
     20251125            2559587.95
     20251225            2502854.15
     20260125            2447122.67
     20260225            2392377.34
     20260325            2338602.26
     20260425            2285781.74
     20260525            2233900.35
     20260625            2182942.91
     20260725            2132894.45
     20260825            2083740.24
     20260925            2035465.79
     20261025            1988056.82
     20261125            1941499.27
     20261225            1895779.31
     20270125            1850883.31
     20270225            1806797.85
     20270325            1763509.73
     20270425            1721005.96
     20270525            1679273.73
     20270625            1638300.43
     20270725            1598073.67
     20270825            1558581.24
     20270925            1519811.09
     20271025            1481751.41
     20271125            1444390.54
     20271225            1407717.00
     20280125            1371719.50
     20280225            1336386.93
     20280325            1301708.33
     20280425            1267672.94
     20280525            1234270.15

     20280625            1201489.52
     20280725            1169320.76
     20280825            1137753.77
     20280925            1106778.58
     20281025            1076385.38
     20281125            1046564.54
     20281225            1017306.54
     20290125             988602.03
     20290225             960441.81
     20290325             932816.82
     20290425             905718.14
     20290525             879136.99
     20290625             853064.72
     20290725             827492.84
     20290825             802412.96
     20290925             777816.86
     20291025             753696.41
     20291125             730043.63
     20291225             706850.66
     20300125             684109.77
     20300225             661813.35
     20300325             639953.90
     20300425             618524.05
     20300525             597516.54
     20300625             576924.22
     20300725             556740.06
     20300825             536957.15
     20300925             517568.68
     20301025             498567.93
     20301125             479948.32
     20301225             461703.34
     20310125             443826.62
     20310225             426311.87
     20310325             409152.88
     20310425             392343.59
     20310525             375877.98
     20310625             359750.17
     20310725             343954.35
     20310825             328484.80
     20310925             313335.91
     20311025             298502.15
     20311125             283978.07
     20311225             269758.31
     20320125             255837.61
     20320225             242210.78
     20320325             228872.72

     20320425             215818.39
     20320525             203042.87
     20320625             190541.29
     20320725             178308.86
     20320825             166340.88
     20320925             154632.71
     20321025             143179.80
     20321125             131977.66
     20321225             121021.89
     20330125             110308.13
     20330225              99832.12
     20330325              89589.65
     20330425              79576.60
     20330525              69788.89
     20330625              60222.52
     20330725              50873.55
     20330825              41738.11
     20330925              32812.39
     20331025              24092.63
     20331125              15575.16
     20331225               7256.34
     20340125                  0.00
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20041001    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term
!! BEGINNING OF COLLATERAL
M        1         WL    00    WAC    6.25 (   250000000.00 /  250000000.00 );
250000000.00            0.5         0.5     351:9     351:9      360 NO_CHECK